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                                                                     EXHIBIT (j)

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information included in Pre-Effective Amendment Number 1 to the Registration Statement (Form N-1A, No. 333-36796) of Ambassador Funds.


                                           /s/ ERNST & YOUNG LLP

Detroit, Michigan
July 26, 2000